_________________________________________________________________________

STUDENT LOAN-BACKED NOTES OF
THE TRUSTS listed on Schedule I hereto

OMNIBUS AMENDMENT

dated as of September 15, 2015,

to each of the

SERVICING AGREEMENTS listed on Schedule II hereto, ADMINISTRATION AGREEMENTS listed on Schedule III hereto, and INDENTURES listed on Schedule IV hereto
_________________________________________________________________________

THIS OMNIBUS AMENDMENT, dated as of September 15, 2015 (this “Amendment”), is to the SERVICING AGREEMENTS listed on Schedule II hereto, the ADMINISTRATION AGREEMENTS listed on Schedule III hereto and the INDENTURES listed on Schedule IV hereto, (collectively, as supplemented or otherwise modified from time to time, the “Agreements”).

W I T N E S S E T H

WHEREAS, each of the Trusts desires to amend their related Agreements as provided herein;

WHEREAS each Servicing Agreement permits amendments thereto without the consent of any of the Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in such Servicing Agreement so long as such action, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee does not adversely affect in any material respect the interests of any Noteholder;

WHEREAS, each Administration Agreement permits amendments thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Administration Agreement so long as such action, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder (in some instances, whose consent has not been obtained), the Excess Distribution Certificateholder, any related Swap Counterparty, or, to the extent applicable, materially adversely affect such Trust’s ability to enforce or protect its rights or remedies, or timely and fully perform its obligations under, any Swap Agreement;

WHEREAS, each Indenture permits supplemental indentures thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Indenture so long as such action, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder or, to the extent applicable, any Swap Counterparty;

WHEREAS, the consent to the amendments to the Agreements by the holder of the Excess Distribution Certificate related to each Trust listed on Schedule I hereto has been obtained; and

WHEREAS, the Opinion of Counsel required by the Agreements is being delivered simultaneously herewith.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.   Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A-1 to the related Indentures.

SECTION 2.  Amendment to Each Servicing Agreement.

(a)           As of the Effective Date (as hereinafter defined), Section 3.5 of each Pre-2007 Servicing Agreement, listed hereto on Sub-Schedule II.A (each a “Pre-2007 Servicing Agreement”), is hereby amended by adding the following at the end of that Section:

“H.
The Servicer will also have the option, but not the obligation, to purchase any Trust Student Loan on any date from and after the Class A-1 Maturity Date, so long as the outstanding Pool Balance is greater than 10.0% of the Initial Pool Balance (such 10% amount, the "Administrative Optional Purchase Threshold Amount"); provided that the cumulative aggregate principal balance of Trust Student Loans purchased pursuant to this Section 3.5.H. (at the time of purchase) shall not exceed the Administrative Optional Purchase Threshold Amount.  To exercise such option, the Servicer shall notify the Administrator, the Depositor, the Issuer and the Indenture Trustee thereof in advance in writing, and the Servicer shall deposit into the Collection Account an amount equal to the Purchase Amount for the Trust Student Loans so purchased.”

(b)           As of the Effective Date, paragraph H of Section 3.5 of the Post-2006 Servicing Agreement I, listed hereto on Sub-Schedule II.B (the “Post-2006 Servicing Agreement I”)  is hereby amended by deleting the period at the end of the first sentence of such paragraph, and by inserting the following in its place:

“provided, further, that at any time from and after the Class A-1 Maturity Date, so long as the outstanding Pool Balance is greater than 10.0% of the sum of (i) the Initial Pool Balance and (ii) the aggregate initial principal balance of all Additional Trust Student Loans acquired using funds on deposit in the Pre-Funding Account (such 10% amount, the “Administrative Optional Purchase Threshold Amount”), then the cumulative aggregate principal balance of Trust Student Loans purchased pursuant to this Section 3.5.H. (at the time of purchase) shall not exceed the Administrative Optional Purchase Threshold Amount.”

(c)           As of the Effective Date, paragraph H of Section 3.5 of each Post-2006 Servicing Agreement II, listed hereto on Sub-Schedule II.C (each a “Post-2006 Servicing Agreement II”) is hereby amended by deleting the period at the end of the first sentence of such paragraph, and by inserting the following in its place:

“provided, further, that at any time from and after the Class A -1 Maturity Date, so long as the outstanding Pool Balance is greater than 10.0% of the Initial Pool Balance (such 10% amount, the “Administrative Optional Purchase Threshold Amount”), then the cumulative aggregate principal balance of Trust Student Loans purchased pursuant to this Section 3.5.H. (at the time of purchase) shall not exceed the Administrative Optional Purchase Threshold Amount.”

(d)           (d)           As of the Effective Date, paragraph H of Section 3.5 of the Post-2006 Servicing Agreement III, listed hereto on Sub-Schedule III.D (each a “Post-2006 Servicing Agreement III”) is hereby amended by deleting the “2.0%” in the first sentence thereof and substituting “10.0%” in lieu thereof.

SECTION 3.    Amendments to the Administration Agreements.

(a)           (I) The proviso to Section 5(v) of the Supplement to each Master Administration Agreement, listed hereto on Sub-Schedule III.A (each an “Early to Mid-2003 Administration Agreement”), and (II) the proviso to Section 8.5(a) of each Administration Agreement, listed hereto on Sub-Schedule III.B (each a “Late 2003 & Post-2003 Administration Agreement”), which do not already contain the following language, are hereby amended to insert the words “whose written consent has not been obtained” at the end of such proviso.

(b)           Section 5(a) of the Supplement for each Early to Mid-2003 Administration Agreement and Section 2.1 of each Late 2003 & Post-2003 Administration Agreement, is hereby amended by adding as the last clause thereof the following:

“( )  if, the Administrator, in its sole discretion, believes such borrowing to be in the best interests of the Trust: arranging for the Trust to borrow funds on a subordinated basis pursuant to and in accordance with the Revolving Credit Agreement; keeping such records as are required to evidence such borrowing and amounts outstanding thereunder; giving prior written notice to the Indenture Trustee with respect to the specific amounts to be received, when such amounts will be received, information regarding any payments to be made thereunder or in connection therewith pursuant to the Indenture on a Distribution Date and other applicable details; and taking such other actions incidental thereto as provided for in the Revolving Credit Agreement on behalf of the

Trust, subject at all times to the discretion of the Lender to make loans thereunder.”

and labelling such clause the next letter of the alphabet following the immediately preceding clause and deleting the “.” from such immediately preceding clause and replacing it with “; and”.

(c)           (I) Section 5(k) for the Supplement to each Early to Mid-2003 Administration Agreement (other than the Supplement relating to the Master Administration Agreement for SLM Student Loan Trust 2003-5 as to which Section 5(l) of the related Supplement shall be amended hereby), and (II) Section 2.8 of each Late 2003 & Post-2003 Administration Agreement, is hereby amended by adding immediately prior to any distributions to the Excess Distribution Certificateholder the following additional distribution which shall be labelled (x) numerically with respect to each Early to Mid-2003 Administration Agreement and (y) alphabetically with respect to each Late 2003 & Post-2003 Administration Agreement, with the number or letter, as applicable, which prior to the Effective Date corresponded to the clause providing for distribution to the Excess Distribution Certificateholder:

“( ) to the Lender under the Revolving Credit Agreement in repayment of all accrued interest on and the unpaid principal amount borrowed under the Revolving Credit Agreement;”

(d)           (I) Section 5(k) for the Supplement to each Early to Mid-2003 Administration Agreement (other than the Supplement relating to the Master Administration Agreement for SLM Student Loan Trust 2003-5 as to which Section 5(l) of the related Supplement shall be amended hereby), and (II) Section 2.8 of each Late 2003 & Post-2003 Administration Agreement, is hereby amended by changing the designation of the clause providing for distributions to the Excess Distribution Certificateholder to (x) the next succeeding number with respect to each Early to Mid-2003 Administration Agreement and (y) the next succeeding letter of the alphabet with respect to each Late 2003 & Post-2003 Administration Agreement.

SECTION 4.  Amendments to the Indentures.

(a)           The Table of Contents of each Indenture is hereby amended by adding as the last Exhibit thereto “Revolving Credit Agreement” and labelling such Exhibit the next letter of the alphabet immediately following the preceding listed Exhibit of such Table of Contents.

(b)           Section 3.13 of each Indenture is hereby amended to add immediately following the word “Notes” and before the “.” the following: “and indebtedness incurred under the Revolving Credit Agreement”.

(c)           Section 5.4(b) of each Indenture is hereby amended by adding immediately prior to any distribution to the Excess Distribution Certificateholder (or with respect to SLM Student Loan Trust 2005-4, prior to any distributions are made to the Issuer), the following additional distribution which shall be numbered and spelled out alphabetically in all uppercase letters the number of the clause which prior to the Effective Date provided for distributions to the Excess Distribution Certificateholder:

“___________ to the Lender in repayment of accrued interest on and the unpaid principal amount borrowed under the Revolving Credit Agreement; and”

(d)           Section 5.4(b) of each Indenture is hereby amended by changing the number and spelling out alphabetically in all uppercase letters the clause providing for distributions to the Excess Distribution Certificateholder (or with respect to SLM Student Loan Trust 2005-4, the clause providing for distributions to the to the Issuer), to the next highest numerical designation which shall be spelled out alphabetically in all upper case letters.

(e)           The definition of “Available Funds” in (I) Appendix A to each Indenture, listed hereto on Sub-Schedule IV.A (each a “Early to Mid-2003 Indenture ”), and (II) Appendix A-1 to each Indenture, listed hereto on Sub-Schedule IV.B (each a “Late 2003 & Post-2003 Indenture ”) is hereby amended by (x) with respect to each Early to Mid-2003 Indenture, adding as the last listed item, immediately preceding the words “; provided however,” of such definition, and (y) with respect to each Late 2003 & Post-2003 Indenture, adding as the last listed clause (in proper numerical order), immediately preceding the words “; provided that” of such definition, the following additional item (including an insertion in the blank parentheses of an entry necessary to keep the proper numerical order of such definition in the applicable Indenture):

“; and ( ) amounts if any received by the Trust from the Lender under the Revolving Credit Agreement in respect of the related  Collection Period and which have been deposited into the Collection Account;”.

(f)           The definition of “Basic Documents” in Appendix A-1 to each Indenture is hereby amended by adding immediately prior to the “.” the words “and the Revolving Credit Agreement”.

(g)           The following definition of “Lender” shall be added to the Appendix A-1 to each Indenture in its appropriate alphabetical order among the definitions of Appendix A-1 of such Indenture:

“Lender” means Navient Corporation, a Delaware corporation.

(h)           Appendix A to each Early to Mid-2003 Indenture and Appendix A-1 to each Late 2003 & Post 2003-Indenture, is hereby amended by adding, in its appropriate alphabetical order among the definitions in Appendix A of the related Early to Mid-2003 Indenture or Appendix A-1 of the related Late 2003 & Post-2003 Indenture, as applicable, for the related Trust, the following additional definition:

“ “Revolving Credit Agreement” means the Revolving Credit Agreement dated as of September 15, 2015 between the Lender and the trust as the same may be amended from time to time and as attached as an Exhibit to this Indenture.”

(i)           The Exhibits of each Indenture are hereby amended by adding thereto the form of Revolving Credit Agreement attached hereto and by designating an alphabetical label of which makes such Exhibit the last Exhibit of such Indenture.

SECTION 5.  Effectiveness.

Subject to Section 6 below, this Amendment shall become effective on the date hereof (the “Effective Date”) provided that the parties hereto shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties and the Indenture Trustee and the Eligible Lender Trustee each shall have received:

(i)        a copy of each written notice delivered to a Rating Agency rating the Notes describing the action contemplated in this Amendment;

(ii)        evidence that each holder of the Excess Distribution Certificate of each Trust has consented to this Amendment; and

(iii)        an Opinion of Counsel, complying with the applicable provisions of each Agreement, stating (a) that the execution of this Amendment is authorized or permitted by the applicable Agreement and all conditions precedent have been complied with, and (b) that in the opinion of such counsel the Amendment will not adversely affect in any material respect the interests of any Noteholder, the Excess Distribution Certificateholder, or, to the extent applicable, any Swap Counterparty, whose consent has not been obtained.

SECTION 6.  Effect of Amendment.

On the Effective Date, and immediately following receipt of the items specified in clauses (i) through (iii) of Section 5 above, first, the amendment to Section 8.5(a) of certain Administration Agreements set forth in Section 3(a) above shall be, and shall be deemed to be, effective, modified and amended in accordance herewith, and second, immediately following the effectiveness of the amendment and modification described in first above, each of the other amendments and modifications to the Agreements shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of each of the Agreements for any and all purposes. Except as modified and expressly amended by this Amendment, each of the Agreements is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 7.  Governing Law.

THE TERMS OF THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8.  Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 9.  Separate Counterparts.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 10.  Indenture Trustee and Eligible Lender Trustee.

(a)           In executing this Amendment, each of the Trusts, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the related Indenture. Neither the Eligible Lender Trustee nor the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Amendment, nor to the recitals contained herein, each of which is made by the applicable Trust with respect to its related Servicing Agreement.

(b)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee under each of the Trust Agreements relating to each of the Trusts and in no event shall Deutsche Bank Trust Company Americas in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.

(c)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee under each of the Indentures relating to each of the Trusts and in no event shall Deutsche Bank National Trust Company in its individual capacity or as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.

SECTION 11.  Excess Distribution Certificateholder Consent and Direction.

Navient Investment Corporation hereby: (i) certifies that it owns 100% of the Excess Distribution Certificate issued by each of the Trusts listed on Schedule I hereto; (ii) certifies that it consents to this Amendment in all respects; and (iii) instructs and directs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver both this Amendment and the Revolving Credit Agreement in the name of each of the Trusts listed on Schedule I hereto.  In addition, Navient Investment Corporation, as the sole Excess Distribution Certificateholder of each of the Trusts listed on Schedule I hereto, hereby irrevocable waives any rights it may have under any Basic Document (as defined in each Indenture) to receive prior notice of the substance of this Amendment.

SECTION 12.  Issuer Order.

Pursuant to Section 9.01(b) of each Indenture, Navient Solutions, Inc. as Administrator of each of the Trusts listed on Schedule I hereto and on behalf of each such Trust, hereby directs and instructs Deutsche Bank National Trust Company, as Indenture Trustee, to execute and deliver this Amendment, and directs and instructs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment and the Revolving Credit Agreement in the name of each of the Trusts listed on Schedule I hereto.  The Administrator hereby confirms that it has provided prior written notice of this Amendment to the applicable Rating Agencies and any other required Persons within the time frames required under each of the Servicing Agreements, Administration Agreements, Trust Agreements and Indentures.  The parties hereto agree that such notice shall be deemed to satisfy any provision requiring notice of this Amendment or the Revolving Credit Agreement to be sent by the Eligible Lender Trustee.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

NAVIENT SOLUTIONS, INC.
as Administrator

By:  /s/ Charles S. Booher
 Name:   Charles S. Booher
 Title:     Vice President

NAVIENT SOLUTIONS, INC.
as Servicer

By:  /s/ Jeffrey Stine
 Name:   Jeffrey Stine
 Title:     Vice President

NAVIENT FUNDING LLC,
as Depositor

By: /s/ Mark D. Rein
Name:  Mark D. Rein
Title:    Vice President

SLM STUDENT LOAN TRUST 2003-1
SLM STUDENT LOAN TRUST 2003-4
SLM STUDENT LOAN TRUST 2003-5
SLM STUDENT LOAN TRUST 2003-7
SLM STUDENT LOAN TRUST 2003-11
SLM STUDENT LOAN TRUST 2003-14
SLM STUDENT LOAN TRUST 2004-1
SLM STUDENT LOAN TRUST 2004-3
SLM STUDENT LOAN TRUST 2004-10
SLM STUDENT LOAN TRUST 2005-4
SLM STUDENT LOAN TRUST 2005-5
SLM STUDENT LOAN TRUST 2005-10
SLM STUDENT LOAN TRUST 2006-1
SLM STUDENT LOAN TRUST 2007-6
SLM STUDENT LOAN TRUST 2007-8
SLM STUDENT LOAN TRUST 2012-3

BY:  DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee of each of the Trusts set forth in Schedule I hereto

By: /s/ Michele H.Y. Voon
Name:   Michele H.Y. Voon
Title:     Vice President

By: /s/ Susan Barstock
Name:    Susan Barstock
Title:      Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee for each of the Trusts set forth on Schedule I hereto

By: /s/ Michele H.Y. Voon
Name:   Michele H.Y. Voon
Title:     Vice President

By: /s/ Susan Barstock
Name:    Susan Barstock
Title:      Vice President

AGREED AND CONSENTED TO:

NAVIENT INVESTMENT CORPORATION,
as Excess Distribution Certificateholder of each of the
Trusts listed on Schedule I hereto.

By: /s/ Stephen J. O’Connell
Name: Stephen J. O’Connell
Title:   President

SCHEDULE I

LIST OF TRUSTS

Trust
1.SLM Student Loan Trust 2003-1
2.SLM Student Loan Trust 2003-4
3.SLM Student Loan Trust 2003-5
4.SLM Student Loan Trust 2003-7
5.SLM Student Loan Trust 2003-11
6.SLM Student Loan Trust 2003-14
7.SLM Student Loan Trust 2004-1
8.SLM Student Loan Trust 2004-3
9.SLM Student Loan Trust 2004-10
10.SLM Student Loan Trust 2005-4
11.SLM Student Loan Trust 2005-5
12.SLM Student Loan Trust 2005-10
13.SLM Student Loan Trust 2006-1
14.SLM Student Loan Trust 2007-6
15.SLM Student Loan Trust 2007-8
16.SLM Student Loan Trust 2012-3

SCHEDULE II

LIST OF SERVICING AGREEMENTS
(Sub-Schedules II.A, II.B & II.C are collectively referred to as “Schedule II”)

SUB-SCHEDULE II.A (PRE-2007 SERVICING AGREEMENTS)

1.
SERVICING AGREEMENT, dated as of January 31, 2003, among SLM STUDENT LOAN TRUST 2003-1, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
SERVICING AGREEMENT, dated as of April 16, 2003, among SLM STUDENT LOAN TRUST 2003-4, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
SERVICING AGREEMENT, dated as of May 20, 2003, among SLM STUDENT LOAN TRUST 2003-5, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
SERVICING AGREEMENT, dated as of July 22, 2003, among SLM STUDENT LOAN TRUST 2003-7, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

5.
SERVICING AGREEMENT, dated as of October 30, 2003, among SLM STUDENT LOAN TRUST 2003-11, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
SERVICING AGREEMENT, dated as of December 11, 2003, among SLM STUDENT LOAN TRUST 2003-14, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

7.
SERVICING AGREEMENT, dated as of January 29, 2004, among SLM STUDENT LOAN TRUST 2004-1, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
SERVICING AGREEMENT, dated as of March 18, 2004, among SLM STUDENT LOAN TRUST 2004-3, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
SERVICING AGREEMENT, dated as of October 20, 2004, among SLM STUDENT LOAN TRUST 2004-10, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
SERVICING AGREEMENT, dated as of May 19, 2005, among SLM STUDENT LOAN TRUST 2005-4, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
SERVICING AGREEMENT, dated as of June 29, 2005, among SLM STUDENT LOAN TRUST 2005-5, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
SERVICING AGREEMENT, dated as of December 14, 2005, among SLM STUDENT LOAN TRUST 2005-10, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
SERVICING AGREEMENT, dated as of January 26, 2006, among SLM STUDENT LOAN TRUST 2006-1, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SUB-SCHEDULE II.B (POST 2006 SERVICING AGREEMENT I)

14.
SERVICING AGREEMENT, dated as of October 23, 2007, among SLM STUDENT LOAN TRUST 2007-6, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SUB-SCHEDULE II.C (POST 2006 SERVICING AGREEMENTS II)

15.
SERVICING AGREEMENT, dated as of December 6, 2007, among SLM STUDENT LOAN TRUST 2007-8, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SUB-SCHEDULE III.D (POST 2006 SERVICING AGREEMENTS III)

16.
SERVICING AGREEMENT, dated as of May 3, 2012, among SLM STUDENT LOAN TRUST 2012-3, NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Servicer and as Administrator, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SCHEDULE III

LIST OF ADMINISTRATION AGREEMENTS
(Sub-Schedules III.A & III.B are collectively referred to as “Schedule III”)

SUB-SCHEDULE III.A (EARLY TO MID-2003 ADMINISTRATION AGREEMENTS)

1.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of January 31, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of April 16, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of May 20, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of July 22, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-7, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SUB-SCHEDULE III.B (LATE 2003 & POST-2003 ADMINISTRATION AGREEMENTS)

5.
ADMINISTRATION AGREEMENT SUPPLEMENT, dated as of October 30, 2003, to the MASTER ADMINISTRATION AGREEMENT, dated as of May 1, 1997, among SLM STUDENT LOAN TRUST 2003-11, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
ADMINISTRATION AGREEMENT, dated as of December 11, 2003, among SLM STUDENT LOAN TRUST 2003-14, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

7.
ADMINISTRATION AGREEMENT, dated as of January 29, 2004, among SLM STUDENT LOAN TRUST 2004-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
ADMINISTRATION AGREEMENT, dated as of March 18, 2004, among SLM STUDENT LOAN TRUST 2004-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
ADMINISTRATION AGREEMENT, dated as of October 20, 2004, among SLM STUDENT LOAN TRUST 2004-10, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
ADMINISTRATION AGREEMENT, dated as of May 19, 2005, among SLM STUDENT LOAN TRUST 2005-4, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
ADMINISTRATION AGREEMENT, dated as of June 29, 2005, among SLM STUDENT LOAN TRUST 2005-5, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
ADMINISTRATION AGREEMENT, dated as of December 14, 2005, among SLM STUDENT LOAN TRUST 2005-10, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
ADMINISTRATION AGREEMENT, dated as of January 26, 2006, among SLM STUDENT LOAN TRUST 2006-1, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

14.
ADMINISTRATION AGREEMENT, dated as of October 23, 2007, among SLM STUDENT LOAN TRUST 2007-6, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

15.
ADMINISTRATION AGREEMENT, dated as of December 6, 2007, among SLM STUDENT LOAN TRUST 2007-8, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

16.
ADMINISTRATION AGREEMENT, dated as of May 3, 2012, among SLM STUDENT LOAN TRUST 2012-3, NAVIENT FUNDING, LLC (formerly known as SLM Funding LLC), NAVIENT SOLUTIONS, INC. (formerly known as Sallie Mae, Inc.), as Administrator and as Servicer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SCHEDULE IV

LIST OF INDENTURES
(Sub-Schedules IV.A & IV.B are collectively referred to as “Schedule IV”)

SUB-SCHEDULE IV.A (EARLY TO MID-2003 INDENTURES)

1.
INDENTURE, dated as of January 1, 2003, among SLM STUDENT LOAN TRUST 2003-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

2.
INDENTURE, dated as of April 16, 2003, among SLM STUDENT LOAN TRUST 2003-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

3.
INDENTURE, dated as of May 1, 2003, among SLM STUDENT LOAN TRUST 2003-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

4.
INDENTURE, dated as of July 1, 2003, among SLM STUDENT LOAN TRUST 2003-7, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

5.
INDENTURE, dated as of October 1, 2003, among SLM STUDENT LOAN TRUST 2003-11, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

6.
INDENTURE, dated as of December 1, 2003, among SLM STUDENT LOAN TRUST 2003-14, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

SUB-SCHEDULE IV.B (LATE 2003 & POST-2003 INDENTURES)

7.
INDENTURE, dated as of January 1, 2004, among SLM STUDENT LOAN TRUST 2004-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

8.
INDENTURE, dated as of March 1, 2004, among SLM STUDENT LOAN TRUST 2004-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

9.
INDENTURE, dated as of October 1, 2004, among SLM STUDENT LOAN TRUST 2004-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

10.
INDENTURE, dated as of May 1, 2005, among SLM STUDENT LOAN TRUST 2005-4, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

11.
INDENTURE, dated as of June 1, 2005, among SLM STUDENT LOAN TRUST 2005-5, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

12.
INDENTURE, dated as of December 1, 2005, among SLM STUDENT LOAN TRUST 2005-10, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

13.
INDENTURE, dated as of January 1, 2006, among SLM STUDENT LOAN TRUST 2006-1, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

14.
INDENTURE, dated as of October 23, 2007, among SLM STUDENT LOAN TRUST 2007-6, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

15.
INDENTURE, dated as of December 6, 2007, among SLM STUDENT LOAN TRUST 2007-8, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

16.
INDENTURE, dated as of May 3, 2012, among SLM STUDENT LOAN TRUST 2012-3, as Issuer, DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as successor Eligible Lender Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as the successor Indenture Trustee, as amended, supplemented or modified from time to time.

EXHIBIT __

REVOLVING CREDIT AGREEMENT